As filed with the Securities and Exchange Commission on August 13, 2002

                                                      Registration No. 333-XXXXX

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                                NBT BANCORP INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

         Delaware                                       16-1268674
         --------                                       ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                 52 South Broad Street, Norwich, New York 13815
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

            NBT BANCORP INC. 401(k) AND EMPLOYEE STOCK OWNERSHIP PLAN
            ---------------------------------------------------------
                            (Full Title of the Plan)

                                Daryl R. Forsythe
                       Chief Executive Officer, President
                            and Chairman of the Board
                                NBT Bancorp Inc.
          52 South Broad Street, Norwich, New York 13815 (607) 337-2265
          -------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                                    Copy to:
                              Brian D. Alprin, Esq.
                             Laurence S. Lese, Esq.
                                Duane Morris LLP
                         1667 K Street, N.W., Suite 700
                             Washington, D.C. 20006
                                 (202) 776-7800

                         Calculation of Registration Fee



--------------------------------------------------------------------------------------------------------------
TITLE OF                   AMOUNT            PROPOSED MAXIMUM           PROPOSED MAXIMUM         AMOUNT OF
SECURITIES                 TO BE             OFFERING                   AGGREGATE                REGISTRATION
TO BE REGISTERED           REGISTERED (1)    PRICE PER SHARE (2)        OFFERING PRICE (2)       FEE
--------------------------------------------------------------------------------------------------------------
Plan Interests             (3)

Common Stock,
par value                  1,000,000
$.01 per share             shares            $17.60                     $17,600,000              $1,619.20(4)
--------------------------------------------------------------------------------------------------------------


(1) Plus such additional number of shares as may be required pursuant to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan in the event of a stock dividend or split, recapitalization, reclassification, merger, consolidation, combination, or exchange of shares, or other similar corporate change.

(2) Estimated solely for the purpose of calculating the registration fee and based, pursuant to Rule 457(h)(1), upon the average of the highest and lowest quoted selling prices of the Registrant's common stock reported on the Nasdaq National Market on August 6, 2002, a date within five days of the date on which this registration statement was filed.

(3) Pursuant to Instruction F of the General Instructions of Form S-8 and Rule 416(c), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan.

(4) Pursuant to Rule 457(p) under the Securities Act of 1933, the registration fee that would otherwise be payable under Rule 457 with regard to the subject Registration Statement is hereby offset against a portion of the Registrant's $52,137.22 registration fee that it paid to the SEC on August 1, 2000 when it filed its Registration Statement on Form S-4, File No. 333-42714, which Registration Statement the Registrant subsequently withdrew by SEC Form RW on October 6, 2000. The balance of that fee was offset by the $36,038 filing fee with respect to the Registrant's Form S-4 registration statement, File No. 333-66472, filed on August 1, 2001; by the $8,269 filing fee with respect to the Registrant's Form S-8 registration statement, File No. 333-71830, filed on October 18, 2001; by the $67 filing fee with respect to the Form S-8 registration statement, File No. 333-72772, filed on November 5, 2001, and by the $1,655 filing fee with respect to the Form S-8 registration statement, File No. 333-73038, filed on November 9, 2001, leaving a "Rule 457(p) Account Balance" of $6,108.22. By offsetting the registration fee otherwise due by the Registrant's filing the subject Registration Statement, the Registrant has a "Rule 457(p) Account Balance" of $4,489.02


          An Index to Exhibits is included on page 7 of this Form S-8.

PART I - INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Pursuant to the instructions for Form S-8, the document containing the information specified in Items 1 and 2 of Part I of the Form S-8 is not being filed with the Commission as part of this Registration Statement, but will be sent or given to employees as specified by Rule 428(b)(1).

PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3 - Incorporation of Certain Documents by Reference
--------------------------------------------------------

         The following documents and portions of documents filed by NBT Bancorp Inc. ("Bancorp"), and those documents and portions of documents filed by or on behalf of the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan (the "Plan"), with the Commission are hereby incorporated into this Registration Statement by reference:

               (a) Bancorp's Annual Report on Form 10-K for the year ended December 31, 2001.

               (b) Bancorp's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

               (c)   Bancorp's Form 8-A/A filed with the SEC on May 9, 2000.

               (d)   Bancorp's Form 8-A/A filed with the SEC on February 24,
                     2000;

               (e) The description of Bancorp's common stock as set forth under the caption "DESCRIPTION OF NBT CAPITAL STOCK" presented in the prospectus portion of Bancorp's Form S-4 Registration Statement, SEC File No. 333-66472, filed with the SEC on August 1, 2001 and Bancorp's SEC Rule 424(b)(3) prospectus relative to the Form S-4 Registration Statement filed with the SEC on September 10, 2001.

         Bancorp and the Plan additionally incorporate by reference herein all documents to be subsequently filed by Bancorp and the Plan, respectively, pursuant to Sections 13, 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all the securities offered have been sold or which deregisters all securities then remaining unsold, and deem such documents to be part hereof from the dates of filing such documents. Copies of these documents will not be filed with this registration statement. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that such statement is modified or superseded by a subsequently filed document which also is or is deemed to be incorporated by reference herein. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement except as so modified or superseded.

Item 4 - Description of Securities
----------------------------------

         This Item is omitted because Bancorp's common stock is registered under
Section 12 of the Exchange Act.

Item 5 - Interests of Named Experts and Counsel
-----------------------------------------------

         Members of Duane Morris LLP, counsel for Bancorp, own shares of Bancorp common stock. The fair market value of this stock ownership exceeds $50,000 but represents less than .1% of Bancorp's outstanding shares. Under the regulations of the Commission, Duane Morris LLP may be deemed to have a substantial interest in Bancorp.

Item 6 - Indemnification of Directors and Officers
--------------------------------------------------

         Bancorp's Bylaws contain provisions providing that Bancorp shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of Bancorp, or is or was serving at the request of Bancorp as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, to the maximum extent authorized and in the manner prescribed by the Delaware General Corporation Law.

         Bancorp's Certificate of Incorporation provides that a Director of Bancorp shall not be personally liable to Bancorp or its stockholders for monetary damages for breach of fiduciary duty as a director, with certain exceptions.

Item 7 - Exemption from Registration Claimed
--------------------------------------------

         This Item is omitted because it is not applicable.

Item 8 - Exhibits
-----------------

         The exhibits to this registration statement are listed in the Exhibit Index included elsewhere herein.

         Pursuant to Instruction (b) under Item 8 of Form S-8, the Registrant hereby undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

Item 9 - Undertakings
---------------------

RULE 415 OFFERING

         The undersigned hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraph (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwich, State of New York, on the 22nd day of July 2002.

                                      NBT BANCORP INC.


                                      By: /s/ Daryl R. Forsythe
                                          --------------------------------
                                          Daryl R. Forsythe
                                          Chief Executive Officer, President and
                                          Chairman of the Board


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.



Signature                  Title                                       Date
---------                  -----                                       ----

/s/ Daryl R. Forsythe      Chief Executive Officer, President and      July 22, 2002
-------------------------  Chairman of the Board of Directors
Daryl R. Forsythe          (Principal Executive Officer)


/s/ Michael J. Chewens     Senior Executive Vice President and         July 22,2002
-------------------------  Chief Financial Officer (Principal
Michael J. Chewens         Financial and Accounting Officer)


/s/ Richard Chojnowski     Director                                    July 22, 2002
-------------------------
Richard Chojnowski


/s/ Gene E. Goldenziel     Director                                    July 22, 2002
-------------------------
Gene E. Goldenziel

/s/ Peter B. Gregory       Director                                    July 22, 2002
-------------------------
Peter B. Gregory


/s/ William C. Gumble      Director                                    July 22, 2002
-------------------------
William C. Gumble


/s/ Paul D. Horger         Director                                    July 22, 2002
-------------------------
Paul D. Horger


/s/ Michael H. Hutcherson  Director                                    July 22, 2002
-------------------------
Michael H. Hutcherson


/s/ Janet H. Ingraham      Director                                    July 22, 2002
-------------------------
Janet H. Ingraham



/s/ Andrew S. Kowalczyk, Jr.        Director                                    July 22, 2002
----------------------------
Andrew S. Kowalczyk, Jr.


/s/ John C. Mitchell                Director                                    July 22, 2002
----------------------------
John C. Mitchell

/s/ Michael M. Murphy               Director                                    July 22, 2002
----------------------------
Michael M. Murphy


/s/ Joseph G. Nasser                Director                                    July 22, 2002
----------------------------
Joseph G. Nasser


/s/ William L. Owens                Director                                    July 22, 2002
----------------------------
William L. Owens


/s/ Van Ness D. Robinson            Director                                    July 22, 2002
----------------------------
Van Ness D. Robinson


/s/ Joseph A. Santangelo            Director                                    July 22, 2002
----------------------------
Joseph A. Santangelo


/s/ Paul O. Stillman                Director                                    July 22, 2002
----------------------------
Paul O. Stillman





         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustee has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwich, State of New York, on July 22, 2002.


                                        NBT Bancorp Inc 401(k) and Employee
                                          Stock Ownership Plan



                                        By:   NBT Bank, N.A.
                                              ----------------------------------
                                              Trustee of the Plan



                                        By:   Timothy J. Handy
                                              ----------------------------------
                                              Senior Vice President and
                                              Senior Trust Officer

                                INDEX TO EXHIBITS

         The following documents are attached as exhibits to this Form S-8 or, as indicated, are incorporated by reference as Exhibits to previous filings of the Registrant with the Commission.

Exhibit
Number
------

5.1               Opinion of Duane Morris LLP.

23.1              Consent of Duane Morris LLP
                     (contained in their opinion filed as Exhibit 5.1).

23.2              Consent of KPMG LLP.

99.1 NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan (incorporated by reference to Exhibits 10.1, 10.2, 10.3, 10.4,
                  10.5 and 10.6 to the Registrant's Form 10-K annual report for the year ended December 31, 2001).